                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K/A

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported)
                     February 11, 2000 (November 30, 1999)

                            SAGENT TECHNOLOGY, INC.

             (Exact name of registrant as specified in its charter)


                                    DELAWARE
                    ----------------------------------------------
                    (State or other jurisdiction of incorporation)


       333-71369                                           94-3225290
(Commission File Number)                       (IRS Employer Identification No.)


           800 W. El Camino Real, Suite 300, Mountain View, CA 94040

         (Address of principal executive offices)           (Zip Code)

Registrant's telephone number, including area code (650) 493-7100

Item 2. Acquisition or Disposition of Assets.

     On November 30, 1999, Sagent Technology, Inc., entered into a definitive agreement providing for the acquisition of Sagent Technology GmbH, its distributor in Germany. Under the terms of the agreement, Sagent Technology, Inc., will acquire all of the outstanding stock of Sagent Technology GmbH for approximately $2.4 million dollars.

     On November 30, 1999, Sagent Technology, Inc., entered into a definitive agreement providing for the acquisition of Sagent France S.A., its distributor in France. Under the terms of this agreement, Sagent Technology, Inc., will acquire all of the outstanding stock of Sagent France S.A. for 20,141 shares valued at approximately $400,000.

     These acquisitions are intended to be a tax-free reorganizations under
Section 368(a) of the Internal Revenue Code of 1986, as amended, and are intended to be treated as purchases for financial reporting purposes in accordance with generally accepted accounting principles.


Item 7. Financial Statements and Exhibits.

     The following financial statements and exhibits are filed as part of this report, where indicated.

     (a)  Financial statements of business acquired, prepared pursuant to Rule
          3.05 of Regulation S-X:

          The required financial statements for Sagent Technology, GmbH, are attached. No financial statements are required for Sagent France, S.A. pursuant to Regulation S-X.

     (b) Pro forma financial information is not required pursuant to Article 11 of Regulation S-X.

          No proforma financial information is required pursuant to Article 11 of Regulation S-X.


     (c)  Exhibits in accordance with Item 601 of Regulation S-K:

Exhibits:
  2.1     Acquisition agreement dated November 30, 1999 between Sagent Technology, Inc.
          and Sagent Technology, GmbH.

  2.2     Acquisition agreement dated November 30, 1999 between Sagent Technology, Inc.
          and Sagent France.

 99.1     Press release dated December 1, 1999.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                            SAGENT TECHNOLOGY, INC.
                                  (Registrant)

                              /s/ Virginia Walker


                                VIRGINIA WALKER
         Executive Vice President, Finance and Chief Financial Officer
                  (Principal Financial and Accounting Officer)
on the audit of the Annual Accounts as of 31 December 1998 of


SAGENT TECHNOLOGY GmbH, GRASBRUNN

Not certified English translation of the original German Report Nr. 34 110725. In case of a discrepancy between the German and the English version, the original German version is the master document.




PwC Deutsche Revision


Aktiengeselischaft

Wirtschaftsprufungsgesellschaft

B.   LEGAL AND ECONOMIC FOUNDATIONS

I.   LEGAL FOUNDATIONS

8. The company is listed as a registered company with the district court in Munich under the number HRB 116545.

9. By certified resolution of the Shareholders dated Jun 4, 1998, the company has been renamed from Magnolia II Vermogensverwaltung GmBH to Sagent Technology GmbH. The registration in the register of companies has been executed on July 21, 1998.

10. The objective of the company is the management of its own assets as well as the development and sale of software of all sorts; in addition, the provision of consulting and technical services such as, for example, Installation, Maintenance and Training.

Within these boundaries the company is allowed to conduct all kind of business, which are necessary and useful in the interest of the objective of the company. The company is allowed to take a shareholding in similar companies or to acquire such companies. The company is allowed to set up subsidiaries within the Federal Republic of Germany and in foreign countries.

11.  The company is based in Grasbrunn. The fiscal year is the calendar year.

12. The marked capital (original capital share) amounts to DM 300.000 as of December 31, 1998.

The General Meeting of Shareholders on May 18, 1998 resolved to increase the corporation's original capital share in the form of cash of DM 250.000 from DM
50.000 to DM 300.000.

The increase in share capital was recorded in the companies' register July 13, 1998.

13. As of December 31, 1998 the company's original capital is held by "ISAR-Vermogensverwaltung GbR mit beschrankter Haftung" (a German limited partnership).

14. The company's original capital has been used up in the fiscal year 1998 by start-up losses. The company is overindebted on a balance sheet basis, as of December 31, 1998. This has no consequences from an insolvency law standpoint since the company shall be continued and since the shareholders provided loans which are subordinated in rank below other creditor's claims.

15. Managing Directors of the company during the fiscal year 1998 were:

Ms. Petra Beyer, Munich (since June 25, 1998)

Ms. Ines Berghof, Munich (since May 25, 1998)

Ms. Yvonne Ossenbrink, Bad Feilnbach (from May 25 until June 25, 1998)

Ms. Petra Beyer represents the company alone. She is entitled without limitations to represent the company to enter into legal business agreements.

16. The General Meeting of Shareholders on April 24, 1998 resolved to set up an Advisory Board, which shall assume a supervisory role. The members of the Advisory Board are:

Mr. Klaus Luft, Munich

Ms. Petra Beyer, Munich

Mr. Tom Lounibos, Menlo Park

17. The General Meeting of Shareholders on July 14, 1998 adopted the annual account as of 31 December 1997 which has not been audited by us and resolved to carry forward the loss on balance as of 31 December 1997 amounting to DM 8.520,60 to the new account. The Management was given formal approval for the financial year 1997.

18. The German tax office carried out a special revenue tax examination for the period January 1, 1998 until June 30, 1998. The examination did not result in any changes of the taxation foundations.

II.  ECONOMIC FOUNDATIONS

19. The business activities of the company during the Fiscal year 1998 comprised the Sale of Software products in the Data Warehousing area, the build-up of a sales team and structure and the performance of consulting and support services.

20. An agreement has been signed with Sagent Technology Inc., Palo Alto/California, USA on April 8, 1998, by which the company is entitled to exclusively sell software in Germany, Austria and specific parts of Switzerland.

21. On the basis of a contract signed on May 15, 1998, the company has been granted a loan from ISAR-Vermogensverwaltung GbR mbH in the amount of DM
240.000. The loan is interest free and has a duration until May 31, 2000.

22. On the basis of a contract signed on December 30, 1998, the company granted a loan to Sagent France S.A., Saint Germain en Laye, in the amount of DM 237.633,34. The interest rate on the loan is 3,6% p.a. and the duration is until May 31, 2000.

23. The company has rented office space in Grasbrunn to conduct its business activities.

24. On December 31, 1998 the company had two (in the previous year, one) employees.

C.   ANNUAL ACCOUNT AS OF 31 DECEMBER 1998

I.   BASIC ASSESSMENTS

25. The company is a small corporation in accordance with Section 267, Section 1 of the Code of Commercial Law.

26. The Annual Accounts as of 31 December 1998 were drawn up according to the regulations in force for small corporations under the Code of Commercial Law.

27. The items in the Annual Accounts are adequately presented using the structure Sections 266 and Section 275 para. 2 (full cost accounting) of the Commercial Code.

28. To the extent that use of summarization was made, the respective details are shown in the Appendices.

29. Proof of balance sheet items has been provided through proper inventory lists, bank account statements, and balance lists.

30. The entries showing assets and debts have been evaluated according to principles which have remained unchanged since the previous year.

31.  Receivables and Payables have been verified through balance lists.

32. There were no liability issues and other financial obligations, which are of importance for the financial situation of the company.

33.  Explanations and Proofs have been provided by Management.

Management has, in a standard professional Statement of Completeness, given an assurance that the Annual Accounts at hand take account of all assets liable to be drawn up in a balance sheet, obligations, risks and deferrals contain all expenditures and income and include all relevant particulars.

Moreover, the management of the company confirmed in that the Annual Accounts of Sagent Technology GmbH, Grasbrunn take into account all Assets, obligations, risks and deferrals, all Expenses and Profits and that all necessary disclosures were made. Our audit did not result in any adverse findings.

34. The valuation of assets and liabilities is in accordance with the legal requirements. Recognisable decreases in value were accounted for by means of sufficiently assessed depreciation, valuation adjustments and provisions.

35. Concerning details of the valuation, see the commentary in the Appendix (Enclosure III).

II.  ASSETS AND FINANCES (BALANCE SHEET)

36. To allow an insight into the assets and finances, we have organised below the rounded figures of the Financial Statement as of 31 December 1998 (Enclosure I) in a summarised form, in accordance with aspects of business management:

                                             December 31, 1998
                                             -----------------
                                             DM'000        %
                                             ------      -----
ASSETS

CAPITAL ASSETS

Intangible assets                               16        2,7

Tangible assets                                 32        5,3
                                              ----      -----
                                                48        8,0

CURRENT ASSETS

Claims from deliveries and prformances
(Acc. Receivables)                             176       29,4

Miscellaneous assets                           239       40,0

Liquid resources                               123       20,6

Deferrals                                       12        2,0
                                              ----      -----
                                               550       92,0
                                              ----      -----
                                               598      100,0
                                              ----      -----
EQUITY

Subscribed capital                             300       50,2

Loss on balance                               (332)     (55,5)
                                              ----      -----
                                               (32)      (5,3)
                                              ----      -----
LONG-TERM LOAN CAPITAL

Subordinated loans from Shareholders           478       79,9

SHORT-TERM LOAN CAPITAL

Provisions                                      55        9,2

Liabilities from deliveries and performances    86       14,4

Miscellaneous liabilities                       11        1,8
                                              ----      -----
                                               152       25,4
                                              ----      -----
                                               598      100,0
                                              ----      -----

The individual items are explained as follows:

37. Intangible Assets developed as follows:

----------------------------------------------------
                                            1998
                                           DM'000
----------------------------------------------------
ACQUISITION COSTS
Value on January 1                              0

Additions                                      17
----------------------------------------------------

VALUE ON DECEMBER 31                           17
----------------------------------------------------
DEPRECIATION
Value as of January 1                           0

Additions                                       1
----------------------------------------------------
VALUE AS OF DECEMBER 31                         1

----------------------------------------------------
BOOK VALUE ON DECEMBER 31                      16

----------------------------------------------------

The additions in 1998 were all for Software purchases

38. Tangible assets developed as follows:

----------------------------------------------------
                                            1998
                                           DM'000
----------------------------------------------------
ACQUISITION COSTS
Value on January 1                              0

Additions                                      38
----------------------------------------------------

VALUE ON DECEMBER 31                           38
----------------------------------------------------
DEPRECIATION
Value as of January 1                           0

Additions                                       6
----------------------------------------------------
VALUE AS OF DECEMBER 31                        32

                                             -------

Additions are shown on the balance sheet at cost including expenses. DM 18.000 were for the purchase of a computer server, DM 17.000 for the purchase of 2 notebook computers and DM 1.000 for the purchase of goods of low value.

The depreciation method applied is straight-line and complies with German tax law. Goods of low value have been fully depreciated in the year of the acquisition in accordance with Section 6, para 2 of the German tax code (DM 1.000)

39. Claims from deliveries and performances (accounts receivable) (DM

176.000) concern Consulting services and Software licenses. These claims were paid in January 1999.

40. Miscellaneous assets concern for the most part a loan granted to Sagent France SA, Saint Germain en Laye, in the amount of DM 238.000.

41. Liquid assets comprise the following:

----------------------------------------------------
                                       DEC. 31, 1998
                                           DM'000
----------------------------------------------------
PETTY CASH                                      0
----------------------------------------------------
CASH IN BANKS

Deutsche Bank AG, Munich                       23

HypoVereinsbank AG; Haar                      100
----------------------------------------------------

                                              123
                                           ---------

                                              123
                                           ---------

42. Deferrals on the asset side of the balance sheet (DM 12.000) concern the prepayment of fees for an IT-exhibition.

43. The equity of the company has been used up by start-up losses during 1998. We refer to section B.I. of this report.

44. Liabilities towards shareholders (DM 478.000) are liabilities towards ISAR-Vermogensverwaltung GbR mbH.

45. Other provisions (DM 55.000) concern consulting services to be provided (DM 49.000), Costs for the drawing up of the annual accounts and audit costs (DM 5.000) as well as guarantees (DM 1.000).

46. Liabilities from deliveries and performances (DM 86.000) are for the most part a result of travel expenses and software licenses. Except for DM 3.000 all liabilities were paid at the beginning of June 1999.

47. Other liabilities (DM 11.000) comprise liabilities on the personnel account 1998. DM 2.000 are liabilities for social charges and DM 9.000 are liabilities for income tax, church tax, and revenue tax.

48. Liabilities which are not recognisable on the balance sheet are not existing according to the information given to us.

49. Other financial obligations which are important to evaluate the financial situation of the company and which are not shown in the balance sheet are not existing except for the office space lease agreement which can be terminated on short notice.

50. There were no liabilities concerning orders to purchase fixed assets as of December 31, 1998.

III. PROFIT SITUATION (PROFIT AND LOSS ACCOUNT)

The following P&L account has been derived from the Profit & Loss account in
Exhibit II. Since the company began its business activities on May 2, 1998, we decided not to compare 1998 numbers to 1997 numbers as such a comparison would not be representative.

---------------------------------------------------------------------
                                                       1998
                                            -------------------------
                                                DM'000        %
----------------------------------          -------------------------
PROCEEDS FROM TURNOVER/TOTAL
PERFORMANCE                                       138       100,0

Cost of Performances obtained                     (36)      (26,1)
---------------------------------------------------------------------
GROSS RECEIPTS                                    102        73,9

Cost of staff                                     164       118,8

Depreciation on tangible assets                     8         5,8

Costs for Personnel Hiring                        112        81,2

Costs for legal and other consulting               41        29,7

Costs for offices                                  36        26,1

Other operating expenses                           69        50,1
---------------------------------------------------------------------
TOTAL OPERATING EXPENSES                          430       311,5

---------------------------------------------------------------------
OPERATING RESULT                                 (328)     (237,7)

Interest result                                     4         2,9

---------------------------------------------------------------------
RESULT OF NORMAL BUSINESS ACTIVITY/
ANNUAL DEFICIT                                   (324)      (234,8)
---------------------------------------------------------------------
Loss carried forward from previous year            (8)        (5,8)

---------------------------------------------------------------------
LOSS ON BALANCE                                  (332)      (240,6)

---------------------------------------------------------------------

52. The profit situation of Sagent Technology GmbH, Grasbrunn, is characterized by increased revenues in the amount of DM 138 K compared to the previous year, due to the start of business activities.

Operating expenses (DM 430 K) concern primarily Personnel expenses (DM 164 K) and hiring costs (DM 112). These start-up costs led to a negative operating result in the amount of DM 328 K for 1998.

Taking into account the positive interest result of DM 4 K (Previous year DM 1K), the company shows an increase in the annual deficit by DM 316 K compared to the previous year to DM 324 K.

53. Total Revenues consist of the following:

----------------------------------------------------
                                            1998
                                           DM'000
----------------------------------------------------
Licenses                                       90

Consulting                                     43

Other                                           5
----------------------------------------------------
                                              138
----------------------------------------------------

Other revenues contain seminar participation fees in the amount of DM 3 K.

54. Costs of performances obtained (DM 36 K) contain costs from the purchase of licenses.

55. The gross receipts (DM 102 K) increased to DM 102 K due to the fact that the company did not perform any business activities in the previous year.

56. Costs of staff include:

----------------------------------------------------
                                            1998
                                           DM'000
----------------------------------------------------
Wages and Salaries                            153

Social Charges                                 11
----------------------------------------------------
                                              164
----------------------------------------------------

57. The detail of the depreciation of tangible assets (DM 8 K) is shown in
Exhibit 1, Page 2.

58. The costs for hiring personnel (DM 112 K) contain costs for the use of consulting/head hunting services in the amount of DM 92 K.

59. Costs for legal and other consulting (DM 41 K) consist of DM 14 K of consulting services for Marketing, Sales Support and Controlling, DM 13 K for the Wendorff consulting office and DM 7 K for notary expenses as well as costs for the registration in the German register of companies for the capital increase in the fiscal year 1998, the change of the company name, and the sale of shares. Please refer to the Explanations in section B.I. of "Legal foundations" of this report.

60. The costs for offices (DM 36 K) are a result of renting office space since July 1, 1998. The monthly rental fee amounts to DM 6 K plus value added tax.

Other operating costs are:

----------------------------------------------------
                                            1998
                                           DM'000
----------------------------------------------------
Travel- and entertainment costs                47

Postage and Telephone                           7

Office supplies                                 7

Internet access fees                            5

Other                                           3
----------------------------------------------------
                                               69
----------------------------------------------------

62. The operating result in 1998 is negative with DM -328 K due to start-up losses.

63. The interest result consists of the following:

----------------------------------------------------
                                            1998
                                           DM'000
----------------------------------------------------
INTEREST INCOME

Out of cash in bank                             4

Short-term investment                           1
----------------------------------------------------
                                                5
----------------------------------------------------
INTEREST EXPENSE

Loans from Shareholders                         1
----------------------------------------------------
                                                1
----------------------------------------------------
                                                4
----------------------------------------------------

64. The annual deficit in 1998 amounts to DM 324 K as opposed to DM 8 K in the previous year.

IV. APPENDIX

65. In the appendix (Exhibit III) all statements, which are required by commercial law, are included in a complete and correct manner.

V. DISADVANTAGEOUS CHANGES AND LOSSES ACCORDING TO SECTION 321 PARA 1, SENTENCE 4 OF THE COMMERCIAL CODE.

66. The Asset-, Financial- and Profit situation of the company was characterized by start-up losses in the fiscal year 1998. The reason for these losses were costs incurred during the start-up phase, which could not be offset by sufficient revenues.

D.  ACCOUNTANCY

67. The company employs the standard software "Lexware PC Buchhalter" by Lexware GmbH on a personal computer for keeping the financial accounts.

68.  The accounting for tangible assets is done manually.

69. The salaries and wages calculations are done externally with systems and software of DATEV eG, Nurnberg.

70. The bookkeeping and the maintenance of receipts and invoices are properly done. According to the result of our audit, the accountancy complies with the requirements of commercial law.

71. Year 2000 Issues: According to the information provided by management and our assessment, there are no indications that the procedures introduced by management to guarantee the proper functioning of the company's systems and software over the change of the year are inadequate.

72. The change to the EURO has already been started by implementing software upgrades.

E. REDEPFLICHT

73. The Asset-, Financial - and Profit situation of the company was characterized by start-up losses in the fiscal year 1998. Details are shown in Section C. of this report.

74. The company shall be continued according to the information provided by management. The plan for 1999 provides the following information (table not translated as the same information is provided in a separate spreadsheet).

75. For the months January through July 1999, the company calculated the following numbers. (Table not translated as the same information is provided in a separate spreadsheet.

To finance the company the shareholders have provided additional loans in 1999.

F.  SUMMARY OF AUDIT RESULT

76. The annual accounts of the company have been properly drawn up from the accounts.

The Asset and Liability items have been correctly and completely reported and proof of these items has been provided.

The appendix contains all relevant details in a complete and correct manner.

77.  Required proofs and explanations have been provided by management.

The management of the company confirmed to us in a standard professional statement of completeness concerning the accounting, the annual accounts, the situation of the company, the explanations concerning the Year 2000 issues and the introduction of the EURO that the annual accounts take into account all assets that have to be shown in the balance sheet, all obligations, risks, and deferrals; that the annual accounts also contain all expenses and profits and that all explanations and proofs have been provided. Our audit did not produce any findings to the contrary.

78. The assets, financial position, and profit situation is shown in section C, of this report.

79. We reported disadvantageous changes and losses in accordance with Section 321, paragraph 1, sentence 4 of the Commercial Code in Section C, of this report.

80.  We compiled with the legal obligation to give an opinion in accordance with
Section 321 paragraph 2 of the Commercial Code in Section E, of this report.

81. According to the result of our examination we give Sagent Technology GmbH's Annual Accounts as of December 31, 1998 the following opinion.

"The accounting and the annual accounts comply according to our examination with the legal requirements. With respect to proper accounting principles, the annual accounts give a true and fair view of the assets, financial position and results of the company."

Kassel, August 26, 1999

PwC Deutsche Revision

Aktiengesellschaft
Wirtschaftsprufungsgesellschaft

ENCLOSURES























PwC Deutsche Revision

Aktiengesellschaft
Wirtschaftsprufungsgesellschaft

CONTENTS

     ENCLOSURES

  I  Balance sheet as of December 31, 1998

 II Profit and loss account for the period from 1 January to 31 December 1998

III  Appendix 1998
     General Conditions of Assignment, January 1, 1999
     Special Conditions, January 1, 1999
     (not translated)

                                                                       EXHIBIT 1



                       SAGENT TECHNOLOGY GmbH, GRASBRUNN

Assets                                              31.12.1998      31.12.1997(1)
------------------------------------------------    ----------      -------------
                                                        DM              DM
                                                    ----------      ----------
Capital assets

Intangible assets

Software                                             15.348,82            0,00

Tangible assets

Other investments, fixtures                          32.300,06            0,00
                                                    ----------      ----------
                                                     47.648,88            0,00
                                                    ----------      ----------
Current assets

Claims and further items of property

Claims from deliveries and performances             175.601,98          358,36

Other items of property                             239.019,11            0,00
                                                    ----------      ----------
                                                    414.621,09          358,36
                                                    ----------      ----------
Cash balance and assets with financial institutes   123.618,08       45.751,71
                                                    ----------      ----------
                                                    538.239,17       46.110,07
                                                    ----------      ----------
Items for accrual and deferral                       11.650,00            0.00
                                                    ----------      ----------
Deficit not covered by equity                        32.523,42            0,00
                                                    ----------      ----------
Total Assets                                        630.061,47       46.110,07
                                                    ----------      ----------


(1) unaudited numbers

SAGENT TECHNOLOGY GMBH, GRASBRUNN

                                                                       EXHIBIT 1


----------------------------------------------------------------------------
EQUITY AND LIABILITIES                           31.12.1998       31.12.1997
----------------------------------------------------------------------------
                                                     DM               DM
                                                 ----------       ----------
SUBSCRIBED CAPITAL                                300.000,00       50.000,00

Loss on balance                                  -332.523,45       -8.520,60

Deficit not covered by equity                      32.523,45            0,00
                                                 -----------      ----------
                                                        0,00       41.479,40
                                                 -----------      ----------
PROVISIONS

Other Provisions                                   55.000,00        1.500,00

LIABILITIES

Liabilities from deliveries and performances       85.998,06            0,00

Liabilities towards shareholders                  477.633,34            0,00

Other liabilities                                  10.930,07        3.130,67
                                                 -----------      ----------
                                                  574.561,47        3.130,67
                                                 -----------      ----------
TOTAL EQUITY AND LIABILITIES                      630.061,47       46.110,07
----------------------------------------------------------------------------



1) unaudited numbers

SAGENT TECHNOLOGY GMBH


                     DEVELOPMENT OF THE CAPITAL ASSETS 1998

------------------------------------------------------------------------------------------------------------------------------------
                                  COST OF PURCHASE                       ACCUMULATED DEPRECIATIONS                 BOOK VALUES
                      1.1.1998  ADDITIONS  DISPOSALS  31.12.1998  1.1.1998  ADDITIONS  DISPOSALS  31.12.1998  31.12.1998  31.12.1997
------------------------------------------------------------------------------------------------------------------------------------
                         DM        DM         DM         DM          DM         DM         DM         DM          DM          DM
------------------------------------------------------------------------------------------------------------------------------------
INTANGIBLE ASSETS
Software                  0,00  16.536,22       0,00   16.538,22      0,00   1.187,40       0,00    1.187,40   15.348,82        0,00
------------------------------------------------------------------------------------------------------------------------------------
OTHER INVESTMENTS
Other Assets, Hardware    0,00  38.909,37   1.166,88   37.742,49      0,00   6.609,31   1.166,88    5.442,43   32.300,06        0,00
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                          0,00  55.445,59   1.166,88   55.445,59      0,00   7.796,71   1.166,88    7.796,71   47.648,88        0,00
------------------------------------------------------------------------------------------------------------------------------------


                       SAGENT TECHNOLOGY GMBH, GRASBRUNN

                  PROFIT AND LOSS ACCOUNT FOR THE PERIOD FROM
                       JANUARY 1 UNTIL DECEMBER 31, 1998

                                                                   APRIL 1 TO
                                                        1998      DEC.31, 1997
-------------------------------------------------------------------------------
                                                         DM            DM
                                                  -----------------------------
Proceeds from turnover                               137.929,71           0,00
Other company income                                     386,16           0,00
Cost of material
Cost of performances obtained                         36.026,37           0,00
                                                    ------------
COST OF STAFF
Wages and salaries                                  -152.409,00      -6.670,35
Social taxes and costs                               -11.328,54          -5,49
                                                   ------------
                                                    -163.737,54      -6.676,84
Depreciations on tangible assets                      -7.796,71           0,00
Other operating expenses                            -258,916,74      -2.561,49
Other interest and similar costs                       4,555,26         817,93
Interest and similar expenses                           -396,62        -101,20
-------------------------------------------------------------------------------
RESULT OF NORMAL BUSINESS ACTIVITY/ANNUAL DEFICIT   -324.002,85      -8.620,60
-------------------------------------------------------------------------------
Loss carried forward from the previous year           -8.520,80           0,00
-------------------------------------------------------------------------------
LOSS ON BALANCE                                     -332.523,45      -8.520,60
-------------------------------------------------------------------------------

                               INDEX TO EXHIBITS


Number                                     Description
-------                                    -----------
  2.1     Acquisition agreement dated November 30, 1999 between Sagent Technology, Inc.
          and Sagent Technology, GmbH.

  2.2     Acquisition agreement dated November 30, 1999 between Sagent Technology, Inc.
          and Sagent France.

 99.1     Press release dated December 1, 1999.